Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	9,606.81
Total Transaction Valuation	62,748,610.68
Total Offset Amount	0
Net Fee	$ 9,606.81